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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 17, 2005

                  American Express Credit Account Master Trust
                             (Issuer in respect of the
             Class A Series 2000-4 Floating Rate Asset Backed Certificates, Class B Series 2000-4 Floating Rate Asset Backed Certificates, Class A Series 2000-5 Floating Rate Asset Backed Certificates, Class B Series 2000-5 Floating Rate Asset Backed Certificates, Class A Series 2001-1 Floating Rate Asset Backed Certificates, Class B Series 2001-1 Floating Rate Asset Backed Certificates, Class A Series 2001-2 5.53% Asset Backed Certificates, Class B Series 2001-2 5.83% Asset Backed Certificates, Class A Series 2001-3 Floating Rate Asset Backed Certificates, Class B Series 2001-3 Floating Rate Asset Backed Certificates, Class A Series 2001-4 Floating Rate Asset Backed Certificates, Class B Series 2001-4 Floating Rate Asset Backed Certificates, Class A Series 2001-5 Floating Rate Asset Backed Certificates, Class B Series 2001-5 Floating Rate Asset Backed Certificates, Class A Series 2001-6 Floating Rate Asset Backed Certificates, Class B Series 2001-6 Floating Rate Asset Backed Certificates, Class A Series 2001-7 Floating Rate Asset Backed Certificates, Class B Series 2001-7 Floating Rate Asset Backed Certificates, Class A Series 2002-1 Floating Rate Asset Backed Certificates, Class B Series 2002-1 Floating Rate Asset Backed Certificates, Class A Series 2002-2 Floating Rate Asset Backed Certificates, Class B Series 2002-2 Floating Rate Asset Backed Certificates, Class A Series 2002-3 Floating Rate Asset Backed Certificates, Class B Series 2002-3 Floating Rate Asset Backed Certificates, Class A Series 2002-5 Floating Rate Asset Backed Certificates, Class B Series 2002-5 Floating Rate Asset Backed Certificates, Class A Series 2002-6 Floating Rate Asset Backed Certificates, Class B Series 2002-6 Floating Rate Asset Backed Certificates, Class A Series 2003-1 Floating Rate Asset Backed Certificates, Class B Series 2003-1 Floating Rate Asset Backed Certificates, Class A Series 2003-2 Floating Rate Asset Backed Certificates, Class B Series 2003-2 Floating Rate Asset Backed Certificates, Class A Series 2003-3 Floating Rate Asset Backed Certificates, Class B Series 2003-3 Floating Rate Asset Backed Certificates, Class A Series 2003-4 1.69% Asset Backed Certificates, Class B Series 2003-4 1.90% Asset Backed Certificates, Class A Series 2004-1 Floating Rate Asset Backed Certificates, Class B Series 2004-1 Floating Rate Asset Backed Certificates, Class A Series 2004-2 Floating Rate Asset Backed Certificates, Class B Series 2004-2 Floating Rate Asset Backed Certificates, Class A Series 2004-3 4.35% Asset Backed Certificates, Class B Series 2004-3 4.55% Asset Backed Certificates, Class A Series 2004-4 Floating Rate Asset Backed Certificates, Class B Series 2004-4 Floating Rate Asset Backed Certificates, Class A Series 2004-5 Floating Rate Asset Backed Certificates, Class B Series 2004-5 Floating Rate Asset Backed Certificates, Class A Series 2005-1 Floating Rate Asset Backed Certificates, Class B Series 2005-1 Floating Rate Asset Backed Certificates, Class A Series 2005-2 Floating Rate Asset Backed Certificates, Class B Series 2005-2 Floating Rate Asset Backed Certificates, Class A Series 2005-3 Floating Rate Asset Backed Certificates, Class B Series 2005-3 Floating Rate Asset Backed Certificates, Class A Series 2005-4 Floating Rate Asset Backed Certificates, Class B Series 2005-4 Floating Rate Asset Backed Certificates, Class A Series 2005-5 Floating Rate Asset Backed Certificates, Class B Series 2005-5 Floating Rate Asset Backed Certificates, Class A Series 2005-6 Floating Rate Asset Backed Certificates, Class B Series 2005-6 Floating Rate Asset Backed Certificates, Class A Series 2005-7 Floating Rate Asset Backed Certificates and Class B Series 2005-7 Floating Rate Asset Backed Certificates.)

       ----------------------------------------------------------------------


              American Express Receivables Financing Corporation II
                   Co-Originator of the Trust and a Transferor
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                     000-21424-04               13-3854638
-----------------------------      --------------        ----------------------
(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)         Identification Number)

 200 Vesey Street, New York, New York                           10285
----------------------------------------                      ----------
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:       (212) 640-2357





           American Express Receivables Financing Corporation III LLC
                   Co-Originator of the Trust and a Transferor
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                     333-113579-02              20-0942395
-----------------------------      --------------        ----------------------
(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)         Identification Number)

4315 South 2700 West, Salt Lake City, Utah                      84184
-------------------------------------------                   ----------
  (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:       (801) 945-2030





           American Express Receivables Financing Corporation IV LLC
                   Co-Originator of the Trust and a Transferor
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                     333-113579-01              20-0942445
-----------------------------      --------------        ----------------------
(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)         Identification Number)

4315 South 2700 West, Salt Lake City, Utah                      84184
-------------------------------------------                   ----------
  (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:       (801) 945-2068




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01 Other Events

     This Form 8-K/A is filed to correct certain information reported in the American Express Credit Account Master Trust Monthly Servicer's Certificate for the Distribution Date of October 17, 2005, which was previously filed on October 17, 2005. The previously filed Servicer's Certificate inadvertently reflected preliminary calculations of the default amount. Corrected information is contained in the Monthly Servicer's Certificate, dated as of October 18, 2005, attached hereto as Exhibit 20 and incorporated.




Item 9.01  Financial Statements and Exhibits

    (a) Not applicable.

    (b) Not applicable.

    (c) Exhibit:

         20   Series' 2000-4, 2000-5, 2001-1, 2001-2, 2001-3, 2001-4, 2001-5,
              2001-6, 2001-7, 2002-1, 2002-2, 2002-3, 2002-5, 2002-6, 2003-1,
              2003-2, 2003-3, 2003-4, 2004-1, 2004-2, 2004-3, 2004-4, 2004-5,
              2005-1, 2005-2, 2005-3, 2005-4, 2005-5, 2005-6 and 2005-7 Monthly
              Servicer's Certificate, dated October 18, 2005, for the October 17, 2005 Distribution Date.


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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


Dated:  October 19, 2005




                              American Express Receivables Financing Corporation II, as Originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant

                              By:    /s/ Maureen Ryan
                                     -------------------------------------
                              Name:  Maureen Ryan
                              Title: President




                              American Express Receivables Financing Corporation III LLC, as Originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant

                              By:    /s/ Andrea J. Moss
                                     -------------------------------------
                              Name:  Andrea J. Moss
                              Title: Vice President and Treasurer




                              American Express Receivables Financing Corporation IV LLC, as Originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant

                              By:    /s/ Daniel L. Follett
                                     -------------------------------------
                              Name:  Daniel L. Follett
                              Title: President


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                              EXHIBIT INDEX
                              -------------

Designation                   Description
-----------                   -----------
Exhibit 20                    Series' 2000-4, 2000-5, 2001-1, 2001-2, 2001-3,
                              2001-4, 2001-5, 2001-6, 2001-7, 2002-1, 2002-2,
                              2002-3, 2002-5, 2002-6, 2003-1, 2003-2, 2003-3,
                              2003-4, 2004-1, 2004-2, 2004-3, 2004-4, 2004-5,
                              2005-1, 2005-2, 2005-3, 2005-4, 2005-5, 2005-6
                              and 2005-7 Monthly Servicer's Certificate, dated
                              October 18, 2005, for the October 17, 2005
                              Distribution Date.